AMENDMENT
                              DATED MARCH 31, 2008
                                     TO THE
                          ACCOUNTING SERVICES AGREEMENT
                                     BETWEEN
                               RYDEX DYNAMIC FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                               DATED MAY 1, 2000,
                                   AS AMENDED


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                                AMENDMENT TO THE

                          ACCOUNTING SERVICES AGREEMENT

                         DATED MAY 1, 2000, AS AMENDED,

                                     BETWEEN

                               RYDEX DYNAMIC FUNDS

                                       AND

                            RYDEX FUND SERVICES, INC.

The following Amendment is made to the Accounting Services Agreement between Rydex Dynamic Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated May 1, 2000, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

                  The fourth paragraph under the section "Witnesseth" of the Agreement is amended, effective March 31, 2008 to read as follows:

                  WHEREAS, the board of trustees of the Trust (the "Trustees") have created the following Funds of the Trust: S&P 500 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Inverse NADAQ-100(R) 2x Strategy Fund, NASDAQ-100(R) 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000(R) 2x Strategy Fund, and Inverse Russell 2000(R) 2x Strategy Fund, (collectively, the "Funds").

                          ADDITIONS ARE NOTED IN BOLD.


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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 31st day of March, 2008.

                                                  RYDEX DYNAMIC FUNDS



                                                  /s/ Carl G. Verboncoeur
                                                  ----------------------------
                                                  By:      Carl G. Verboncoeur
                                                  Title:   President

                                                  RYDEX FUND SERVICES, INC.




                                                  /s/ Carl G. Verboncoeur
                                                  ----------------------------
                                                  By:      Carl G. Verboncoeur
                                                  Title:   President